SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 22, 1998

                            REGENESIS HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            FLORIDA                      1-12350              65-0611607
 ----------------------------        ---------------      ------------------
 (State or Other Jurisdiction          (Commission          (IRS Employer
        Of Incorporation)              File Number)         Identification
                                                               Number)



                               444 Brickell Avenue
                                    Suite 400
                               Miami Florida 33131
                  --------------------------------------------
                   (Address of executive offices and zip code)


       Registrant's telephone number, including area code: (305) 358-9708


                                19 Hillsyde Court
                          Cockeysville, Maryland 21030
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On December 22, 1998, Mitchell Sandler was appointed as Director of Regenesis Holdings, Inc. to serve until the next regularly scheduled election of Directors, as provided in the Articles and By-Laws of the Corporation. On December 22, 1998, Mitchell Sandler was appointed President of the Company.

Item 6.   Resignation of Registrant's Directors

         On December 22,1998 Zirk Engelbrecht resigned as President, Chief Operating Officer and Chief Executive Officer of the Company. On December 22, 1998, Mr. Engelbrecht resigned as Chairman of the Board of Directors of the Company.

         On December 22, 1998, Mario Gambuzzo resigned as a Director of the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REGENESIS HOLDINGS, INC.


                                            By: /s/ Mitchell Sandler
                                                --------------------------------
                                                Mitchell Sandler
                                                President


DATED: December 22, 1998